UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2024

EON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EONR	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	EONR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 22, 2024, EON Resources, Inc. (the “Company”), issued a press release announcing the postponement of the 2024 Annual Meeting of Stockholders (the “Annual Meeting”). A copy of such press release is included hereto as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On November 22, 2024, the Company announced that the Company anticipates that it will not have a sufficient number of shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting, originally scheduled for Monday, November 25 at 2:30 p.m. Eastern Time, to constitute a quorum. All proposals are currently receiving a sufficient number to pass, if a quorum was achieved. The Company has decided to postpone the Annual Meeting to 2:30 p.m. Eastern Time on December 10, 2024. The Annual Meeting will be conducted via live webcast at the following address: https://www.cstproxy.com/eonr/2024.

The close of business on November 7, 2024 will continue to be the record date for the determination of stockholders of the Company entitled to vote at the Annual Meeting. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company encourages all of its stockholders to read the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on November 13, 2024 (the “Proxy Statement”), which is available free of charge on the SEC’s website at www.sec.gov, and on the Company’s website at https://www.eon-r.com/investor-relations.

The Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement. The Company encourages all stockholders who have not yet voted to do so before December 9, 2024 at 11:59 p.m., Eastern Time.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
99.1	Press Release of EON Resources, Inc. issued on November 22, 2024.
107	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 22, 2024	EON Resources Inc.

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer

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